UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022 (February 15, 2022)

Nxt-ID, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36616	46-0678374
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Nxt-ID, Inc.

2801 Diode Lane

Louisville, KY 40299

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (502) 442-7911

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	NXTD	The Nasdaq Stock Market LLC

Item 1.01	Entry into a Material Definitive Agreement.

The applicable disclosure set forth in Item 5.02 of this Current Report on Form 8-K is incorporated herein by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective February 15, 2022, the board of directors of Nxt-ID, Inc., a Delaware corporation (the “Company”), appointed Mark Archer to the role of Chief Financial Officer of the Company. Mr. Archer previously served as Interim Chief Financial Officer of the Company since July 15, 2021. As previously disclosed in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on July 21, 2021, in connection with Mr. Archer’s appointment as the Company’s Interim Chief Financial Officer, the Company entered into an agreement (the “Agreement”), effective as of July 15, 2021, with FLG Partners, LLC (“FLG Partners”).

In connection with Mr. Archer’s appointment as the Company’s Chief Financial Officer, the Company and FLG Partners entered into a first amendment to the Agreement, dated as of February 15, 2022 (the “Amendment”). Pursuant to the Amendment, the Company agreed to amend the fee payable to FLG Partners pursuant to the Agreement to $10,000 per week and to permit Mr. Archer to separately invoice the Company for administrative charges of $2,000 per month, payable to Mr. Archer only. In addition, pursuant to the Amendment, the Company agreed to issue 129,384 restricted shares of the Company’s common stock, par value $0.0001 per share (“Common Stock”) to Mr. Archer and 6,810 restricted shares of Common Stock (and together with the 129,384 shares of Common Stock, the “Shares”) to FLG Partners, a quarter of which Shares will vest on July 15, 2022, with subsequent vesting at the rate of 6.25% for each three-month period thereafter. Upon termination of the Agreement, any unvested portion of the Shares for the quarter in which such termination occurs will vest, and in the event of a Change in Control (as defined in the Amendment) and termination of the Agreement, all unvested Shares will fully vest. Pursuant to the Amendment, the Agreement now has an initial one-year term, which can be renewed for subsequent one-year periods if mutually agreed upon by the parties, and such term is terminable by either party upon 60 days’ prior written notice. Other than as described above, all other terms and conditions of the Agreement remain unchanged.

Mr. Archer, age 65, currently serves as a partner at FLG Partners, a Silicon Valley chief financial officer services and board advisory consultancy firm. Mr. Archer has over 40 years of financial and operational experience, including assignments in technology and consumer products companies. Prior to joining FLG Partners in April 2021, from 2017 to 2020, Mr. Archer served as Executive Vice President and Chief Financial Officer of Saxco International LLC, a leading US distributor of glass and other rigid packaging solutions to the wine, beer and spirits industries. From 2016 to 2018, Mr. Archer served as President and Chief Executive Officer of Swarm Technology LLC, a growth stage technology company developing proprietary software, using Internet of Things architecture, and manufacturing hardware for direct sales to the agricultural industry. Mr. Archer received both his B.S. degree in Business Administration and an M.B.A. in Finance from the University of Southern California, where he was a Presidential Scholar.

Except as set forth above, there are no other arrangements or understandings between Mr. Archer and any other persons pursuant to which he was named as Chief Financial Officer of the Company and Mr. Archer has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. There are no family relationships between Mr. Archer and any director or executive officer of the Company.

The foregoing descriptions of the Agreement and Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of each of the Agreement and the Amendment, respectively, which are each incorporated herein by reference. A copy of the Agreement is attached as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2021, filed by the Company with the SEC on August 16, 2021, and a copy of the Amendment will be filed with the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 to be filed with the SEC.

Item 8.01 Other Events.

On February 17, 2022, the Company issued a press release announcing, among other things, the appointment of Mr. Archer as Chief Financial Officer of the Company. A copy of such press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and Exhibit 99.1 contain forward-looking statements. Forward-looking statements include, but are not limited to, statements that express the Company's intentions, beliefs, expectations, strategies, predictions or any other statements related to the Company's future activities, or future events or conditions. These statements are based on current expectations, estimates and projections about the Company's business based, in part, on assumptions made by its management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in the forward-looking statements due to numerous factors, including those risks that may be included in documents that the Company files from time to time with the SEC. Any forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date of this Current Report on Form 8-K, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press release, dated February 17, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 22, 2022	Nxt-ID, Inc.

	By:	/s/ Chia-Lin Simmons
	Name:	Chia-Lin Simmons
	Title:	Chief Executive Officer

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